UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2005

CHEETAH OIL & GAS LTD.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-26907

(Commission File Number)

93-1118938

(IRS Employer Identification No.)

Second Floor, 498 Ellis Street, Penticton, British Columbia, Canada V2A 4M2 (250) 497-6072

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (250) 497-6072

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

We entered into an oilfield services agreement, with an effective date of July 14, 2005, with Halliburton Overseas Limited for the provision of oilfield services on our oil and gas properties in Papua New Guinea. The services under the agreement are to commence on or about September 6, 2005.

Item 9.01. Financial Statements and Exhibits.

10.1             Agreement dated effective July 14, 2005 between Cheetah Oil and Gas (PNG) Limited and Halliburton Overseas Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEETAH OIL & GAS LTD.

/s/ Garth Braun

Authorized Signatory

Date: August 3, 2005